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                                                                 Exhibit (h)(16)


                                    FORM OF
                             AMENDED AND RESTATED
                                  SCHEDULE A
                                    TO THE
                          CO-ADMINISTRATION AGREEMENT
                                BY AND BETWEEN
                                NORTHERN FUNDS,
                          THE NORTHERN TRUST COMPANY
                                      AND
                                   PFPC INC.
         (formerly known as FIRST DATA INVESTOR SERVICES GROUP, INC.)
                       DATED _____________________, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:



Money Market Fund                               International Fixed Income Fund
U.S. Government Money Market Fund               High Yield Municipal Fund
U.S. Government Select Money Market Fund        High Yield Fixed Income Fund
Tax-Exempt Money Market Fund                    Income Equity Fund
Municipal Money Market Fund                     Stock Index Fund
California Municipal Money Market Fund          Growth Equity Fund
U.S. Government Fund                            Select Equity Fund
Short-Intermediate U.S. Government Fund         Mid Cap Growth Fund
Intermediate Tax-Exempt Fund                    Small Cap Index Fund
California Intermediate Tax-Exempt Fund         Small Cap Fund
Florida Intermediate Tax-Exempt Fund            Small Cap Growth Fund
Fixed Income Fund                               International Growth Equity Fund
Tax-Exempt Fund                                 International Select Equity Fund
Arizona Tax-Exempt Fund                         Technology Fund
California Tax-Exempt Fund                      MarketCommand Fund
                                                Global Communications Fund

     All signatures need not appear on the same copy of this Amended and Restated Schedule A.

         NORTHERN FUNDS                            NORTHERN TRUST COMPANY


         By: _____________________________         By: _________________________

         Title: __________________________         Title: ______________________

         Date: ___________________________         Date: _______________________


         FIRST DATA INVESTOR SERVICES GROUP, INC.

         By: _____________________________

         Title: __________________________

         Date: ___________________________